Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Dimension Therapeutics, Inc. (the “Company”) for the period ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jean Franchi, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 4, 2015	By:	/s/ Jean Franchi
Jean Franchi
Chief Financial Officer
(Principal Financial Officer)